EXHIBIT 99.1
Fidelity National Information Services, Inc.
Supplemental Financial Schedules
August 1, 2008
On July 2, 2008, FIS completed the spin-off of Lender Processing Services, Inc. (“LPS”). Since the Completion of the spin-off occurred subsequent to the reporting period ended June 30, 2008, generally accepted accounting principles do not allow presentation of LPS as a discontinued operation in our periodic filings until FIS presents operating results for the three and nine-month periods ended September 30, 2008.
Because of these requirements and desire to furnish additional information to investors to improve the understanding of the Company’s operating performance, management is separately furnishing information which reflects the operations of LPS as a discontinued operation.
The purpose of the attached schedules is to recast the 2007 results by quarter and on an annual basis along with the first quarter of 2008 in a manner consistent with how FIS will report results beginning in the third quarter of 2008. These schedules report the operating results of LPS, and other smaller operations, which we have exited as discontinued operations. Revenues and expenses associated with LPS and other disposed entities are presented as discontinued operations in the consolidated statements of earnings. Discontinued operations are reflected separately, net of tax, below net earnings from continuing operations.
Exhibit Listing

Exhibit A.	FIS Supplemental Financial Information-Unaudited for the Full Year 2007 and the Quarters Ended March 31, June 30, September 30 and December 31, 2007 and March 31, 2008

Exhibit B.	FIS Supplemental Non-GAAP Financial Information-Unaudited for the Full Year 2007 and the Quarters Ended March 31, June 30, September 30 and December 31, 2007 and March 31, 2008

Exhibit C.	FIS Recast Consolidated Income Statements-Unaudited for the Full Year 2007 and the Quarters Ended March 31, June 30, September 30 and December 31, 2007 and March 31, 2008, presenting LPS as a discontinued operation

Exhibit A
FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUPPLEMENTAL FINANCIAL INFORMATION — UNAUDITED
(In thousands, except per share data)

						Full Year
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	2007
1. Income Statement-GAAP Presentation Post-Spin
Processing and services revenues	$838,223	$864,415	$712,812	$701,630	$671,252	$2,950,109
Cost of revenues	648,268	652,698	562,998	540,269	521,196	2,277,161

Gross profit	189,955	211,717	149,814	161,361	150,056	672,948
Selling, general and administrative	116,192	86,276	72,387	74,668	69,557	302,888
Research and development costs	18,283	20,376	17,579	14,905	17,518	70,378

Operating Income	55,480	105,065	59,848	71,788	62,981	299,682
Interest income	2,758	1,942	719	165	209	3,035
Interest expense	(39,577)	(40,370)	(37,856)	(42,934)	(72,073)	(193,233)
Gain on sale of Covansys stock	—	—	182,444	92,044	—	274,488
Other income	(441)	10,979	3,327	1,336	92	15,734

Earnings from continuing operations before tax and minority interest	18,220	77,616	208,482	122,399	(8,791)	399,706
Provision for income tax	4,608	27,082	75,238	43,284	(4,720)	140,884

Earnings before equity in earnings (losses) and minority interest	13,612	50,534	133,244	79,115	(4,071)	258,822
Equity in earnings (losses) of unconsolidated entities, net	—	1	86	1,330	1,408	2,825
Minority interest expense (income), net of tax	(190)	319	(41)	11	(339)	(50)

Net earnings from continuing operations	13,802	50,216	133,371	80,434	(2,324)	261,697
Earnings from discontinued operations	56,698	58,195	111,933	67,570	61,827	299,525

Net earnings	70,500	108,411	245,304	148,004	59,503	561,222

Net Earnings from Continuing Operations Per Share — Diluted	$0.07	$0.26	$0.68	$0.41	$(0.01)	$1.33

Exhibit A
FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUPPLEMENTAL FINANCIAL INFORMATION — UNAUDITED
(In thousands, except per share data)

						FullYear
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	2007
2. Revenues

Revenue from Continuing Operations:

TPS
Integrated Financial Solutions	$368,585	$364,612	$308,803	$297,117	$283,753	$1,254,285
Enterprise Solutions	280,544	289,492	241,395	245,174	234,560	1,010,621
International	178,109	199,811	147,242	143,293	138,185	628,531
Other	(439)	(1,657)	(1,789)	(773)	(548)	(4,767)

Total TPS Revenue	826,799	852,258	695,651	684,811	655,950	2,888,670

Corporate	11,424	12,157	17,161	16,819	15,302	61,439

Total Revenue from Continuing Operations	838,223	864,415	712,812	701,630	671,252	2,950,109

Total Revenue from Discontinued Operations	$482,449	$465,998	$467,086	$474,608	$452,814	$1,860,507

Revenue Growth from Prior Year Period (A)

TPS
Integrated Financial Solutions	29.9%	28.7%	11.6%	9.1%	5.1%	13.8%
Enterprise Solutions	19.6%	15.9%	3.1%	10.8%	7.6%	9.5%
International	28.9%	41.7%	23.9%	44.3%	58.4%	40.8%
Other	19.9%	14.1%	33.6%	73.2%	83.9%	56.3%

Total TPS Revenue Growth	26.0%	26.8%	11.0%	16.1%	14.7%	17.4%

Corporate	-25.3%	-14.3%	8.1%	-16.7%	-18.6%	-11.0%

Total Revenue from Continuing Operations	24.9%	26.1%	11.3%	14.9%	14.2%	16.7%

3. TPS Revenue from Continuing Operations, Excluding eFunds

TPS
Integrated Financial Solutions	$297,566	$297,912	$296,142	$297,117	$283,753	$1,174,924
Enterprise Solutions	226,605	244,121	231,613	245,174	234,560	955,468
International	161,742	170,782	142,057	143,293	138,185	594,317
Other	(423)	(515)	(789)	(773)	(548)	(2,625)

Total TPS Revenue, excluding eFunds	$685,489	$712,300	$669,023	$684,811	$655,950	$2,722,083

TPS Revenue Growth from Prior Year Period, excluding eFunds (A)

TPS
Integrated Financial Solutions	4.9%	5.2%	7.0%	9.1%	5.1%	6.6%
Enterprise Solutions	-3.4%	-2.3%	-1.0%	10.8%	7.6%	3.5%
International	17.0%	21.2%	19.5%	44.3%	58.4%	33.2%
Other	22.7%	73.3%	70.7%	73.2%	83.9%	75.9%

Total TPS Revenue Growth, excluding Efunds	4.5%	6.0%	6.7%	16.1%	14.7%	10.6%

						FullYear
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	2007
4. Depreciation and Amortization

Depreciation and Amortization	$68,711	$79,171	$83,653	$68,027	$62,563	$293,414
Purchase Price Amortization	46,560	49,385	40,599	37,897	40,780	168,661
Other Amortization	8,861	9,347	10,187	7,968	7,269	34,771

Total Depreciation and Amortization	$124,132	$137,903	$134,439	$113,892	$110,612	$496,846

Depreciation and Amortization Related to Non-recurring Adjustments	$—	$—	$13,531	$393	$683	$14,608
Depreciation and Amortization from Discontinued Operations	20,740	24,659	25,693	26,491	26,557	103,400

Total Depreciation and Amortization from Continuing Operations, as adjusted	$103,392	$113,244	$95,215	$87,008	$83,372	$378,838

5. Capital Expenditures

Total Capital Expenditures — Continuing Operations	$78,249	$67,223	$73,653	$65,642	$59,796	$266,314

Total Capital Expenditures — Discontinued Operations	11,299	31,405	17,008	14,252	14,320	76,985

Total Capital Expenditures	$89,548	$98,628	$90,661	$79,894	$74,116	$343,299

6. Stock Compensation

Stock Compensation, Excluding Acceleration Charges	$12,184	$10,170	$9,287	$8,751	$8,489	$36,697
Stock Compensation Acceleration Charges	14,194	1,653	603	—	—	2,256

Total Stock Compensation	$26,378	$11,823	$9,890	$8,751	$8,489	$38,953

Stock Compensation Related to Discontinued Operations	4,687	3,213	3,630	3,645	3,570	14,057

Stock Compensation from Continuing Operations	$21,691	$8,610	$6,260	$5,106	$4,919	$24,896

Notes:

(A) Growth calculation for 3/31/2007 includes Certegy revenue for January 2006.

Exhibit B
FIDELITY NATIONAL INFORMATION SERVICES, INC.
NON-GAAP FINANCIAL INFORMATION — UNAUDITED
(In thousands, except per share data)

						Full Year
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	2007
1. EBIT and EBITDA — Consolidated

Revenue from Continuing Operations	$838,223	$864,415	$712,812	$701,630	$671,252	$2,950,109

Operating Income from Continuing Operations	$55,480	105,065	59,848	71,788	62,981	299,682
M&A, Restructuring and Integration Costs	14,970	1,653	19,455	2,195	4,961	28,264
LPS Spin Costs	2,858	500	—	—	—	500

EBIT, as adjusted	$73,308	107,218	79,303	73,983	67,942	328,446

Depr and Amort from Cont Ops, as adjusted	103,392	113,244	95,215	87,008	83,372	378,839

EBITDA , as adjusted	$176,700	220,462	174,518	160,991	151,314	707,285

EBIT Margin, as adjusted	8.7%	12.4%	11.1%	10.5%	10.1%	11.1%

EBITDA Margin, as adjusted	21.1%	25.5%	24.5%	22.9%	22.5%	24.0%

2. Net Earnings — Reconciliation

Net Earnings from Continuing Operations	$13,802	50,216	133,371	80,434	(2,324)	261,697
M&A, Restructuring and Integration Costs, net of tax	9,491	(6,560)	10,505	1,385	3,116	8,446
LPS Spin Costs, net of tax	1,812	315	—	—	—	315
Covansys Gain, net of tax	—	—	(114,939)	(57,988)	—	(172,927)
Debt Restructure Charge, net of tax	—	—	—	—	17,059	17,059

Net Earnings from Continuing Operations, Excluding Certain Items	25,105	43,971	28,937	23,831	17,851	114,590

After-tax Purchase Price Amortization	23,582	24,107	19,038	17,578	18,885	79,608

Adjusted Net Earnings from Continuing Operations	$48,687	68,078	47,975	41,409	36,736	194,198

Net Earnings from Continuing Operations Per Share, excluding other items	$0.13	0.22	0.15	0.12	0.09	0.58

Adjusted Net Earnings Per Share	$0.25	0.35	0.24	0.21	0.19	0.99

Diluted Weighted Average Shares	196,537	196,741	196,649	196,977	195,807	196,546

					Full Year
	12/31/2007	9/30/2007	6/30/2007	3/31/2007	2007
3. Adjusted Net Earnings — Reconciliation to Investor Day Package

Adjusted Net Earnings Per Share	$0.35	0.24	0.21	0.19	0.99

Change to allocation of Corporate costs (A)	0.02	0.02	0.02	0.01	0.07

Change to allocation of Interest expense (A)	—	0.05	0.06	0.06	0.17

Adjusted Net Earnings Per Share from Investor Day Package	$0.37	0.31	0.29	0.26	1.23

(A)	Changes represent the difference between the assumptions included in investor day package compared to the required discontinued operations presentation.

Exhibit C
Fidelity National Information Services
2008 Recast Income Statements

	Q/E 3/31/08 (A)				Discontinued Operations		Q/E 3/31/08 Recast (C)
								Corporate &
Three Months Ended March 31, 2008	TPS	LPS	Corporate	FIS	LPS (B)	Disc Ops	TPS	Other	FIS

Processing and services revenues	$826,799	$464,113	$40	$1,290,952	$452,729	$452,729	$826,799	$11,424	$838,223
Cost of revenues	634,264	294,291	—	928,555	280,287	280,287	634,264	14,004	648,268

Gross profit	192,535	169,822	40	362,397	172,442	172,442	192,535	(2,580)	189,955
Selling, general and administrative	65,176	45,884	52,491	163,551	47,359	47,359	65,176	51,016	116,192
Research and development costs	19,480	7,588	—	27,068	8,785	8,785	19,480	(1,197)	18,283

Operating Income	107,879	116,350	(52,451)	171,778	116,298	116,298	107,879	(52,399)	55,480
Interest income			3,018	3,018	260	260		2,758	2,758
Interest expense			(62,448)	(62,448)	(22,871)	(22,871)		(39,577)	(39,577)
Other income			(451)	(451)	(10)	(10)		(441)	(441)

Earnings from continuing operations before tax and minority interest	107,879	116,350	(112,332)	111,897	93,677	93,677	107,879	(89,659)	18,220
Provision for income tax			40,955	40,955	36,347	36,347		4,608	4,608

Earnings before equity in earnings (losses) and minority interest	107,879	116,350	(153,287)	70,942	57,330	57,330	107,879	(94,267)	13,612
Equity in earnings (losses) of unconsolidated entities, net			(1,957)	(1,957)	(1,957)	(1,957)		—	—
Minority interest expense (income), net of tax			122	122	312	312		(190)	(190)

Net earnings from continuing operations	107,879	116,350	(155,366)	68,863	55,061	55,061	107,879	(94,077)	13,802

Earnings from discontinued operations	—	—	1,637	1,637		—		56,698	56,698

Net earnings	$107,879	$116,350	$(153,729)	$70,500	$55,061	$55,061	$107,879	$(37,379)	$70,500

Net earnings per share-basic — continuing operations				$0.35					$0.07
Net earnings per share-basic — discontinued operations				0.01					0.29

Net earnings per share-basic				$0.36					$0.36

Pro forma Weighted average shares-basic				194,542					194,542

Net earnings per share-diluted — continuing operations				$0.35					$0.07
Net earnings per share-diluted — discontinued operations				0.01					0.29

Net earnings per share-diluted				$0.36					$0.36

Pro forma Weighted average shares-diluted				196,537					196,537

(A)	These columns represent the historical segment presentation of FIS as filed in the 10-Q for the three-month period ended March 31, 2008

(B)	This column represents the components of LPS previously reported within the Lender Processing Services segment that will be presented as discontinued operations beginning with FIS’s reported results beginning with the three and nine-month periods ended September 30, 2008

(C)	This presentation represents FIS’s consolidated results recast to reflect discontinued operations consistent with how earnings will be reported by FIS beginning with the three and nine-month periods ended September 30, 2008.

Fidelity National Information Services
2007 Recast Income Statements

	Q/E 3/31/07 (A)				Discontinued Operations			Q/E 3/31/07 Recast (D)
									Corporate &
	TPS	LPS	Corporate	FIS	LPS (B)	Other (C)	Disc Ops	TPS	Other	FIS

Three Months Ended March 31, 2007

Processing and services revenues	$680,545	$419,350	$3,132	$1,103,027	$400,188	$31,587	$431,775	$655,950	$15,302	$671,252
Cost of revenues	530,051	270,268	—	800,319	251,185	27,938	279,123	507,487	13,709	521,196

Gross profit	150,494	149,082	3,132	302,708	149,003	3,649	152,652	148,463	1,593	150,056
Selling, general and administrative	43,039	44,285	29,488	116,812	43,525	3,730	47,255	40,886	28,671	69,557
Research and development costs	17,518	9,591	—	27,109	9,591	—	9,591	17,518	—	17,518

Operating Income	89,937	95,206	(26,356)	158,787	95,887	(81)	95,806	90,059	(27,078)	62,981
Interest income			634	634	350	75	425		209	209
Interest expense			(72,115)	(72,115)	(42)	—	(42)		(72,073)	(72,073)
Other income			668	668	573	3	576		92	92

Earnings from continuing operations before tax and minority interest	89,937	95,206	(97,169)	87,974	96,768	(3)	96,765	90,059	(98,850)	(8,791)
Provision for income tax			32,727	32,727	37,449	(2)	37,447		(4,720)	(4,720)

Earnings before equity in earnings (losses) and minority interest	89,937	95,206	(129,896)	55,247	59,319	(1)	59,318	90,059	(94,130)	(4,071)
Equity in earnings (losses) of unconsolidated entities, net			936	936	(472)	—	(472)		1,408	1,408
Minority interest expense (income), net of tax			88	88	163	264	427		(339)	(339)

Net earnings from continuing operations	89,937	95,206	(129,048)	56,095	58,684	(265)	58,419	90,059	(92,383)	(2,324)

Earnings from discontinued operations	—	—	3,408	3,408			—		61,827	61,827

Net earnings	$89,937	$95,206	$(125,640)	$59,503	$58,684	$(265)	$58,419	$90,059	$(30,556)	$59,503

Net earnings per share-basic — continuing operations				$0.29						$(0.01)
Net earnings per share-basic — discontinued operations				0.02						0.32

Net earnings per share-basic				$0.31						$0.31

Pro forma Weighted average shares-basic				191,898						191,898

Net earnings per share-diluted — continuing operations				$0.29						$(0.01)
Net earnings per share-diluted — discontinued operations				0.02						0.32

Net earnings per share-diluted				$0.30						$0.30

Pro forma Weighted average shares-diluted				195,807						195,807

(A)	These columns represent the historical segment presentation of FIS as presented in the 2007 Form 10-K. Consolidated Results agree to the quarterly financial information provided on Page 24 of the FIS Form 10-K filed on February 29, 2008

(B)	This column represents the components of LPS previously reported within the Lender Processing Services segment that will be presented as discontinued operations beginning with FIS’s reported results beginning with the three and nine-month periods ended September 30, 2008

(C)	This column represents the operations of HFN, Credit, GameCash Financial information that were presented as discontinued operations beginning with FIS’s reported results beginning with the three-month period ended March 31, 2008

(D)	This presentation represents FIS’s consolidated results recast to reflect discontinued operations consistent with how earnings will be reported by FIS beginning with the three and nine-month periods ended September 30, 2008.

Fidelity National Information Services
2007 Recast Income Statements

	Q/E 6/30/07 (A)				Discontinued Operations			Q/E 6/30/07 Recast (D)
									Corporate &
	TPS	LPS	Corporate	FIS	LPS (B)	Other (C)	Disc Ops	TPS	Other	FIS

Three Months Ended June 30, 2007

Processing and services revenues	$709,724	$442,763	$4,021	$1,156,508	$423,404	$31,474	$454,878	$684,811	$16,819	$701,630
Cost of revenues	550,691	280,220	—	830,911	262,193	28,449	290,642	527,005	13,264	540,269

Gross profit	159,033	162,543	4,021	325,597	161,212	3,024	164,236	157,806	3,555	161,361
Selling, general and administrative	45,989	45,648	31,671	123,308	44,948	3,692	48,640	43,729	30,939	74,668
Research and development costs	14,905	8,683	—	23,588	8,683	—	8,683	14,905	—	14,905

Operating Income	98,139	108,212	(27,650)	178,701	107,581	(668)	106,913	99,172	(27,384)	71,788
Interest income			548	548	325	58	383		165	165
Interest expense			(42,969)	(42,969)	(35)	—	(35)		(42,934)	(42,934)
Gain on sale of Covansys stock			92,044	92,044	—	—	—		92,044	92,044
Other income			812	812	(525)	1	(524)		1,336	1,336

Earnings from continuing operations before tax and minority interest	98,139	108,212	22,785	229,136	107,346	(609)	106,737	99,172	23,227	122,399
Provision for income tax			84,602	84,602	41,543	(225)	41,318		43,284	43,284

Earnings before equity in earnings (losses) and minority interest	98,139	108,212	(61,817)	144,534	65,803	(384)	65,419	99,172	(20,057)	79,115
Equity in earnings (losses) of unconsolidated entities, net			736	736	(594)	—	(594)		1,330	1,330
Minority interest expense (income), net of tax			576	576	274	291	565		11	11

Net earnings from continuing operations	98,139	108,212	(61,657)	144,694	64,935	(675)	64,260	99,172	(18,738)	80,434

Earnings from discontinued operations	—	—	3,310	3,310			—		67,570	67,570

Net earnings	$98,139	$108,212	$(58,347)	$148,004	$64,935	$(675)	$64,260	$99,172	$48,832	$148,004

Net earnings per share-basic — continuing operations				$0.75						$0.42
Net earnings per share-basic — discontinued operations				0.02						0.35

Net earnings per share-basic				$0.77						$0.77

Pro forma Weighted average shares-basic				192,743						192,743

Net earnings per share-diluted — continuing operations				$0.73						$0.41
Net earnings per share-diluted — discontinued operations				0.02						0.34

Net earnings per share-diluted				$0.75						$0.75

Pro forma Weighted average shares-diluted				196,977						196,977

(A)	These columns represent the historical segment presentation of FIS as presented in the 2007 Form 10-K. Consolidated Results agree to the quarterly financial information provided on Page 24 of the FIS Form 10-K filed on February 29, 2008

(B)	This column represents the components of LPS previously reported within the Lender Processing Services segment that will be presented as discontinued operations beginning with FIS’s reported results beginning with the three and nine-month periods ended September 30, 2008

(C)	This column represents the operations of HFN, Credit, GameCash Financial information that were presented as discontinued operations beginning with FIS’s reported results beginning with the three-month period ended March 31, 2008

(D)	This presentation represents FIS’s consolidated results recast to reflect discontinued operations consistent with how earnings will be reported by FIS beginning with the three and nine-month periods ended September 30, 2008.

Fidelity National Information Services
2007 Recast Income Statements

	Q/E 9/30/07 (A)				Discontinued Operations			Q/E 9/30/07 Recast (D)
									Corporate &
	TPS	LPS	Corporate	FIS	LPS (B)	Other (C)	Disc Ops	TPS	Other	FIS

Three Months Ended September 30, 2007

Processing and services revenues	$719,541	$444,183	$4,343	$1,168,067	$424,419	$30,836	$455,255	$695,651	$17,161	$712,812
Cost of revenues	569,436	269,476	—	838,912	249,685	26,229	275,914	547,441	15,557	562,998

Gross profit	150,105	174,707	4,343	329,155	174,734	4,607	179,341	148,210	1,604	149,814
Selling, general and administrative	46,638	48,168	28,996	123,802	47,874	3,541	51,415	44,539	27,848	72,387
Research and development costs	17,579	8,877	—	26,456	8,877	—	8,877	17,579	—	17,579

Operating Income	85,888	117,662	(24,653)	178,897	117,983	1,066	119,049	86,092	(26,244)	59,848
Interest income			1,073	1,073	310	44	354		719	719
Interest expense			(44,370)	(44,370)	(6,514)	—	(6,514)		(37,856)	(37,856)
Gain on sale of Covansys stock			182,444	182,444	—	—	—		182,444	182,444
Other income			3,332	3,332	5	—	5		3,327	3,327

Earnings from continuing operations before tax and minority interest	85,888	117,662	117,826	321,376	111,784	1,110	112,894	86,092	122,390	208,482
Provision for income tax			118,909	118,909	43,261	410	43,671		75,238	75,238

Earnings before equity in earnings (losses) and minority interest	85,888	117,662	(1,083)	202,467	68,523	700	69,223	86,092	47,152	133,244
Equity in earnings (losses) of unconsolidated entities, net			(406)	(406)	(492)	—	(492)		86	86
Minority interest expense (income), net of tax			799	799	278	562	840		(41)	(41)

Net earnings from continuing operations	85,888	117,662	(2,288)	201,262	67,753	138	67,891	86,092	47,279	133,371

Earnings from discontinued operations	—	—	44,042	44,042			—		111,933	111,933

Net earnings	$85,888	$117,662	$41,754	$245,304	$67,753	$138	$67,891	$86,092	$159,212	$245,304

Net earnings per share-basic — continuing operations				$1.04						$0.69
Net earnings per share-basic — discontinued operations				0.23						0.58

Net earnings per share-basic				$1.27						$1.27

Pro forma Weighted average shares-basic				193,171						193,171

Net earnings per share-diluted — continuing operations				$1.02						$0.68
Net earnings per share-diluted — discontinued operations				0.22						0.57

Net earnings per share-diluted				$1.25						$1.25

Pro forma Weighted average shares-diluted				196,649						196,649

(A)	These columns represent the historical segment presentation of FIS as presented in the 2007 Form 10-K. Consolidated Results agree to the quarterly financial information provided on Page 24 of the FIS Form 10-K filed on February 29, 2008

(B)	This column represents the components of LPS previously reported within the Lender Processing Services segment that will be presented as discontinued operations beginning with FIS’s reported results beginning with the three and nine-month periods ended September 30, 2008

(C)	This column represents the operations of HFN, Credit, GameCash Financial information that were presented as discontinued operations beginning with FIS’s reported results beginning with the three-month period ended March 31, 2008

(D)	This presentation represents FIS’s consolidated results recast to reflect discontinued operations consistent with how earnings will be reported by FIS beginning with the three and nine-month periods ended September 30, 2008.

Fidelity National Information Services
2007 Recast Income Statements

	Q/E 12/31/07 (A)				Discontinued Operations			Q/E 12/31/07 Recast (D)
									Corporate &
	TPS	LPS	Corporate	FIS	LPS (B)	Other (C)	Disc Ops	TPS	Other	FIS

Three Months Ended December 31, 2007

Processing and services revenues	$875,267	$454,806	$341	$1,330,414	$438,592	$27,407	$465,999	$852,258	$12,157	$864,415
Cost of revenues	658,550	273,239	—	931,789	254,667	24,424	279,091	637,777	14,921	652,698

Gross profit	216,717	181,567	341	398,625	183,924	2,984	186,908	214,481	(2,764)	211,717
Selling, general and administrative	55,774	50,801	33,633	140,208	50,657	3,275	53,932	53,792	32,484	86,276
Research and development costs	20,376	8,785	—	29,161	8,785	—	8,785	20,376	—	20,376

Operating Income	140,567	121,981	(33,292)	229,256	124,483	(292)	124,191	140,313	(35,248)	105,065
Interest income			2,288	2,288	297	49	346		1,942	1,942
Interest expense			(68,886)	(68,886)	(28,516)	—	(28,516)		(40,370)	(40,370)
Other income			11,101	11,101	122	—	122		10,979	10,979

Earnings from continuing operations before tax and minority interest	140,567	121,981	(88,789)	173,759	96,386	(243)	96,143	140,313	(62,697)	77,616
Provision for income tax			64,292	64,292	37,302	(92)	37,210		27,082	27,082

Earnings before equity in earnings (losses) and minority interest	140,567	121,981	(153,081)	109,467	59,084	(151)	58,933	140,313	(89,779)	50,534
Equity in earnings (losses) of unconsolidated entities, net			(330)	(330)	(331)	—	(331)		1	1
Minority interest expense (income), net of tax			729	729	304	106	410		319	319

Net earnings from continuing operations	140,567	121,981	(154,140)	108,408	58,449	(257)	58,192	140,313	(90,097)	50,216

Earnings from discontinued operations	—	—	3	3			—		58,195	58,195

Net earnings	$140,567	$121,981	$(154,137)	$108,411	$58,449	$(257)	$58,192	$140,313	$(31,902)	$108,411

Net earnings per share-basic — continuing operations				$0.56						$0.26
Net earnings per share-basic — discontinued operations				0.00						0.30

Net earnings per share-basic				$0.56						$0.56

Pro forma Weighted average shares-basic				194,479						194,479

Net earnings per share-diluted — continuing operations				$0.55						$0.26
Net earnings per share-diluted — discontinued operations				0.00						0.30

Net earnings per share-diluted				$0.55						$0.55

Pro forma Weighted average shares-diluted				196,741						196,741

(A)   These columns represent the historical segment presentation of FIS as presented in the 2007 Form 10-K. Consolidated Results agree to the quarterly financial information provided on Page 24 of the FIS Form 10-K filed on February 29, 2008
(B)   This column represents the components of LPS previously reported within the Lender Processing Services segment that will be presented as discontinued operations beginning with FIS’s reported results beginning with the three and nine-month periods ended September 30, 2008
(C)   This column represents the operations of HFN, Credit, GameCash Financial information that were presented as discontinued operations beginning with FIS’s reported results beginning with the three-month period ended March 31, 2008
(D)   This presentation represents FIS’s consolidated results recast to reflect discontinued operations consistent with how earnings will be reported by FIS beginning with the three and nine-month periods ended September 30, 2008.

Fidelity National Information Services
2007 Recast Income Statements

	Y/E 12/31/07 (A)				Discontinued Operations			Y/E 12/31/07 Recast (D)
									Corporate &
	TPS	LPS	Corporate	FIS	LPS (B)	Other (C)	Disc Ops	TPS	Other	FIS

Year Ended December 31, 2007

Processing and services revenues	$2,985,077	$1,761,102	$11,837	$4,758,016	$1,686,604	$121,303	$1,807,907	$2,888,670	$61,439	$2,950,109
Cost of revenues	2,308,728	1,093,203	—	3,401,931	1,017,730	107,040	1,124,770	2,219,710	57,451	2,277,161

Gross profit	676,349	667,899	11,837	1,356,085	668,874	14,263	683,137	668,960	3,988	672,948
Selling, general and administrative	191,440	188,902	123,788	504,130	187,004	14,238	201,242	182,946	119,942	302,888
Research and development costs	70,378	35,936	—	106,314	35,936	—	35,936	70,378	—	70,378

Operating Income	414,531	443,061	(111,951)	745,641	445,934	25	445,959	415,636	(115,954)	299,682
Interest income	—	—	4,543	4,543	1,283	225	1,508		3,035	3,035
Interest expense	—	—	(228,340)	(228,340)	(35,107)	—	(35,107)		(193,233)	(193,233)
Gain on sale of Covansys stock	—	—	274,488	274,488	—	—	—		274,488	274,488
Other income	—	—	15,913	15,913	175	4	179		15,734	15,734

Earnings from continuing operations before tax and minority interest	414,531	443,061	(45,347)	812,245	412,284	255	412,539	415,636	(15,930)	399,706
Provision for income tax	—	—	300,530	300,530	159,554	92	159,646		140,884	140,884

Earnings before equity in earnings (losses) and minority interest	414,531	443,061	(345,877)	511,715	252,730	163	252,893	415,636	(156,814)	258,822
Equity in earnings (losses) of unconsolidated entities, net	—	—	936	936	(1,889)	—	(1,889)		2,825	2,825
Minority interest expense (income), net of tax	—	—	2,192	2,192	1,019	1,223	2,242		(50)	(50)

Net earnings from continuing operations	414,531	443,061	(347,133)	510,459	249,822	(1,060)	248,762	415,636	(153,939)	261,697

Earnings from discontinued operations	—	—	50,763	50,763	—		—		299,525	299,525

Net earnings	$414,531	$443,061	$(296,370)	$561,222	$249,822	$(1,060)	$248,762	$415,636	$145,586	$561,222

Net earnings per share-basic — continuing operations				$2.64						$1.36
Net earnings per share-basic — discontinued operations				0.27						1.55

Net earnings per share-basic				$2.91						$2.91

Pro forma Weighted average shares-basic				193,080						193,080

Net earnings per share-diluted — continuing operations				$2.60						$1.33
Net earnings per share-diluted — discontinued operations				0.26						1.53

Net earnings per share-diluted				$2.86						$2.86

Pro forma Weighted average shares-diluted				196,546						196,546

(A)	These columns represent the historical segment presentation of FIS as presented in the 2007 Form 10-K.

(B)	This column represents the components of LPS previously reported within the Lender Processing Services segment that will be presented as discontinued operations beginning with FIS’s reported results beginning with the three and nine-month periods ended September 30, 2008

(C)	This column represents the operations of HFN, Credit, GameCash Financial information that were presented as discontinued operations beginning with FIS’s reported results beginning with the three-month period ended March 31, 2008

(D)	This presentation represents FIS’s consolidated results recast to reflect discontinued operations consistent with how earnings will be reported by FIS beginning with the three and nine-month periods ended September 30, 2008.